Exhibit 10.3

                FIRST AMENDMENT TO Senior Secured Superpriority
                     Debtor-In-Possession CREDIT AGREEMENT

                  This First Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement (this "Amendment") is entered into as of November 6, 2002 by and among US Airways Group, Inc., a Delaware corporation and a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement referred to below) (the "Borrower"), each of its subsidiaries that are signatories hereto and Retirement Systems of Alabama Holdings LLC ("RSA"), with respect to the following:

                  A. WHEREAS, the Borrower has entered into a Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of September 26, 2002 and as amended and restated as of October 18, 2002 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), with each of the Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto (the "Lenders") and RSA (as successor-in-interest to The Retirement Systems of Alabama), as a Lender, Administrative Agent, Syndication Agent and Collateral Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

                  B. WHEREAS the Borrower filed a motion with the Bankruptcy Court on October 18, 2002 which if granted, would permit Loan Parties to pledge cash collateral to secure a Loan Party's performance under Fuel Swap Agreements (defined below) in an amount estimated to be between $32,000,000 and $64,000,000 for the next calendar year (the "Motion").

                  C. WHEREAS, the parties hereto have agreed to amend the Credit Agreement to permit the Loan Parties' to pledge cash collateral in connection with the Fuel Swap Agreements on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto agree as follows:

                  1. Incorporation. Recitals A through C are hereby incorporated as though set forth in full herein.

                  2. Definitions. Section 1.01 of the Credit Agreement is hereby amended as follows:

                           (a) The following definition is hereby added to
Section 1.01 of the Credit Agreement in alphabetical order:

                           "`Fuel Swap Agreement' means a Swap Contract entered into for the purpose of limiting financial exposure to jet fuel price fluctuations."

                           (b) The definition of "Permitted Senior Liens" set
forth in Section 1.01 of the Credit Agreement is hereby amended by replacing "or (q)." therein with ", (q) or (r)."

                  3. Controlled Accounts. Section 6.17 of the Credit Agreement is hereby amended by: (a) deleting the parenthetical "(except with respect to any cash collateralization in respect of Swap Contracts )" therein and (b) replacing "and Section 7.01(q)" therein with ", Section 7.01(q) and Section 7.01(r)"

                  4. Permitted Liens. Section 7.01 of the Credit Agreement is hereby amended by:

                           (a) replacing the semicolon at the end of Section
7.01(f) therein with the following language:

                           "provided, however, nothing in this Section 7.01(f) shall permit Liens incurred or deposits made to secure Indebtedness permitted by Section 7.03(c)(vii);";

                           (b) deleting "and" at the end of Section 7.01(p) therein;

                           (c) replacing "." with "and" at the end of Section 7.01(q) therein; and

                           (d) adding the following provision as Section
                           7.01(r):

                           "(r) pledges of cash collateral securing a Loan Party's obligations under Fuel Swap Agreements that constitute Indebtedness permitted under Section 7.03(c)(vii) so long as the aggregate amount of cash collateral pledged by the Borrower and any other Loan Parties in connection therewith does not exceed $45,000,000 at any time."

                  5. Conditions. This Amendment shall be effective upon the receipt by RSA of (a) a copy of the form of Master Agreement (as defined in the Motion) and (b) this Amendment, fully executed.

                  6. Delivery of Master Agreements. The Borrower agrees to deliver to RSA a copy of any Master Agreement entered into by the Borrower or any other Loan Party within 15 days after such agreement's execution.

                  7. Stipulation. So long as the order of the bankruptcy court approving the Motion limits all cash collateral pledged by the Borrower and the Loan Parties in connection with Fuel Swap Agreements to an amount not to exceed $45,000,000 in the aggregate at any time, RSA agrees to enter into a stipulation with the Borrower to be filed in the bankruptcy court in connection therewith.

                  8. Reaffirmation. Except as expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and each such agreement is hereby ratified and affirmed by each of the parties hereto.

                  9. Miscellaneous.

                           (a) Counterparts. This Amendment may be executed in
one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

                           (b) Governing Law. This Amendment shall be governed
by and construed according to the laws of the State of New York and to the extent applicable, the Bankruptcy Code.

                           (c) Attorneys' Fees. Borrower shall pay all fees
and costs incurred by RSA in connection with the negotiation, documentation and execution of this Amendment as well as the enforcement of any of RSA's rights or remedies under the Amendment in accordance with the provisions of
Section 12.04 of the Credit Agreement.

                           (d) Jury Trial Waiver. EACH PARTY TO THIS AMENDMENT
HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


                           IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed as of the date first above written.



                                 US AIRWAYS GROUP, INC.
                                 US AIRWAYS, INC.
                                 MIDATLANTIC AIRWAYS, INC.
                                 ALLEGHENY AIRLINES, INC.
                                 US AIRWAYS LEASING AND SALES, INC.
                                 MATERIAL SERVICES COMPANY, INC.
                                 PSA AIRLINES, INC.
                                 PIEDMONT AIRLINES, INC.



                                  By: ________________________________________
                                  Name:_______________________________________
                                  Title:  Authorized Signatory for
                                          Each of the Above




                                 RETIREMENT SYSTEMS
                                 OF ALABAMA HOLDINGS
                                 LLC, as
                                 Administrative
                                 Agent, Syndication
                                 Agent, Collateral
                                 Agent and Lender


                                 By: _________________________________________
                                 Name:________________________________________
                                 Title:_______________________________________